UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 3, 2005

Encore Capital Group, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-26489	48-1090909
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S Employer Identification No.)

8875 Aero Drive, Suite 200
San Diego, California 92123
(Address of Principal Executive Offices) (Zip Code)

(877) 445-4581
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement

        On May 3, 2005, the Company’s stockholders approved the adoption of the Company’s 2005 Stock Incentive Plan.

Item 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

        On May 3, 2005, in accordance with the Company’s previously announced management succession plan, the Board of Directors appointed Paul J. Grinberg as Executive Vice President, Chief Financial Officer and Treasurer of the Company upon the retirement of Barry R. Barkley, who had served in those capacities since May 2000. Mr. Grinberg, age 44, had served as Senior Vice President, Finance, since he joined the Company in September 2003.

Item 9.01.     Financial Statements and Exhibits

(c)     Exhibits

10.1     Severance Agreement dated as of September 20, 2004, between the Company and Paul Grinberg.

10.2      2005 Stock Incentive Plan (incorporated by reference to Appendix I to the Company’s proxy statement dated April 4, 2005).

10.3     Form of Option Agreement pursuant to the 2005 Stock Incentive Plan.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCORE CAPITAL GROUP, INC.

Date: May 5, 2005	/s/ Paul Grinberg —————————————— Paul Grinberg Executive Vice President, Chief Financial Officer and Treasurer